UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2021

Privia Health Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40365	85-3599420
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Road Suite 700 Arlington, Virginia		22203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 366-8850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRVA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2021, Privia Health Group, Inc. (the “Company”) closed its initial public offering (“IPO”) of 22,425,000 shares of the Company’s common stock, $0.01 par value per share, at an offering price of $23.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-255086), as amended (the “Registration Statement”). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of May 3, 2021, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Shareholder Rights Agreement, dated as of May 2, 2021, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02 Unregistered Sales of Equity Securities

On May 3, 2021, concurrently with the closing of its IPO, the Company issued and sold in a private placement to an affiliate of Anthem, Inc. (the “Investor”) 4,000,000 shares of common stock, par value $0.01 per share, of the Company for an aggregate purchase price of $92 million (the “Private Placement”). As of May 3, 2021, the Investor holds approximately 3.9% of the issued and outstanding common stock of the Company. The securities issued to the Investor in the Private Placement were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On May 3, 2021, in connection with the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was also filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the Certificate of Incorporation is included in the Registration Statement.

Amended and Restated By-laws

On May 3, 2021, in connection with the closing of the IPO, the Company amended and restated its By-laws (as amended and restated, the “By-laws”). A copy of the By-laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the By-laws is included in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Privia Health Group, Inc.

3.2	Amended and Restated By-Laws of Privia Health Group, Inc.

10.1	Registration Rights Agreement between Privia Health Group, Inc. and the other signatories party thereto, dated May 3, 2021

10.2	Shareholder Rights Agreement between Privia Health Group, Inc. and the other signatories party thereto, dated May 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: May 3, 2021	By:	/s/ Thomas Bartrum
Name: Thomas Bartrum
Title: Executive Vice President and General Counsel